Guarantees granted, commitments and contingent liabilities	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Guarantees granted, commitments and contingent liabilities

26.	Guarantees granted, commitments and contingent liabilities
Guarantees granted
At December 31, 2021, the Company had pledged guarantees on the debt or commitments of third parties totaling €25 million (€70 million at December 31, 2020), as well as guarantees on related party debt and commitments of €161 million at December 31, 2021 (€159 million at December 31, 2020).
SCUSA Private-label financing agreement
In February 2013, FCA US entered into a private-label financing agreement (the “SCUSA Agreement”) with Santander Consumer USA Inc. (“SCUSA”), an affiliate of Banco Santander, which launched on May 1, 2013. Under the SCUSA Agreement, SCUSA provides a wide range of wholesale and retail financing services to FCA US's dealers and consumers in accordance with its usual and customary lending standards, under the Chrysler Capital brand name.
The SCUSA Agreement has a ten-year term expiring in April 2023, subject to early termination in certain circumstances, including the failure by a party to comply with certain of its ongoing obligations under the SCUSA Agreement. In accordance with the terms of the agreement, SCUSA provided an upfront, non-refundable payment of €109 million (U.S.$150 million) in May 2013, which was recognized as deferred revenue and is amortized over ten years. At December 31, 2021, €18 million (U.S.$20 million) remained in deferred revenue.
On June 28, 2019, FCA US entered into an amendment (the “Amendment”) to the SCUSA Agreement. The Amendment modified certain terms of the agreement, with the remaining term unchanged through to April 2023, and in connection with its execution, SCUSA made a one-time, nonrefundable, non-contingent, cash payment of U.S.$60 million (€53 million) to FCA US as part of a negotiated resolution of open matters. This amount was recognized by FCA during 2019. The duration of the agreement remained unchanged.
From time to time, FCA US worked with certain lenders to subsidize interest rates or cash payments at the inception of a financing arrangement to incentivize customers to purchase its vehicles, a practice known as “subvention”. FCA US has provided SCUSA with limited exclusivity rights to participate in specified minimum percentages of certain of its retail financing rate subvention programs. SCUSA has committed to certain revenue sharing arrangements, as well as to consider future revenue sharing opportunities. SCUSA bears the risk of loss on loans contemplated by the SCUSA Agreement. The parties share in any residual gains and losses in respect of consumer leases, subject to specific provisions in the SCUSA Agreement, including limitations on FCA US participation in gains and losses.
Other repurchase obligations
In accordance with the terms of other wholesale financing arrangements in Mexico, Stellantis Mexico was required to repurchase dealer inventory financed under these arrangements, upon certain triggering events and with certain exceptions, including in the event of an actual or constructive termination of a dealer’s franchise agreement. These obligations exclude certain vehicles including, but not limited to, vehicles that have been damaged or altered, that are missing equipment or that have excessive mileage or an original invoice date that is more than one year prior to the repurchase date. In December 2015, Stellantis Mexico entered into a ten-year private label financing agreement with STM Financial, S.A De C.V., Sofom, E.R., Grupo Financiaro Inbursa (“STM Financial”), a wholly owned subsidiary of Banco Inbursa, under which STM Financial provides a wide range of financial wholesale and retail financial services to Stellantis Mexico's dealers and retail customers under the Stellantis Financial Mexico brand name. The wholesale repurchase obligation under the new agreement will be limited to wholesale purchases in case of actual or constructive termination of a dealer's franchise agreement.
At December 31, 2021, the maximum potential amount of future payments required to be made in accordance with these wholesale financing arrangements was approximately €49 million (U.S.$55 million) and was based on the aggregate repurchase value of eligible vehicles financed through such arrangements in the respective dealer's stock. If vehicles are required to be repurchased through such arrangements, the total exposure would be reduced to the extent the vehicles can be resold to another dealer. The fair value of the guarantee was nil at December 31, 2021.
Arrangements with key suppliers
From time to time and in the ordinary course of business, the Company entered into various arrangements with key third party suppliers in order to establish strategic and technological advantages. A limited number of these arrangements contained unconditional purchase obligations to purchase a fixed or minimum quantity of goods and/or services with fixed and determinable price provisions. Future minimum purchase obligations under these arrangements at December 31, 2021 were as follows for the Company's continuing operations:

(€ million)
2022	€488
2023	€360
2024	€273
2025	€58
2026	€35
2027 and thereafter	€97
Other commitments, arrangements and contractual rights
FCA Bank joint venture agreement
On July 19, 2019, FCA and Crédit Agricole Consumer Finance (“CACF”) agreed to extend their 50:50 joint venture, FCA Bank, until December 31, 2024. The agreement will be automatically renewed unless notice of non-renewal is provided no later than three years before end of the term. A notice of non-renewal would trigger certain put and call rights.
On December 17, 2021, Stellantis announced the intention to create a multi-brand operational leasing company whereby Stellantis and CACF will each hold a 50% interest resulting from the combination of Leasys and Free2Move business. The intention is that CACF would also acquire the 50% stakes in FCA Bank and Leasys Rent from Stellantis that are not currently owned by CACF. The proposed transactions are targeted to be signed in the first quarter of 2022 and completed during the first half of 2023.
BPF operates through two 50 percent joint ventures under the umbrella of two major partnerships in Europe, one with Group Santander Consumer Finance (“SCF”) for the Peugeot, Citroën and DS brands, and one with BNPP PF for the Opel and Vauxhall brands. The partnership with SCF began in 2015 with an initial duration of 10 years and with BNPP PF in 2017 with an initial duration of 12 years.
Contingent liabilities
In connection with significant asset divestitures carried out in prior years, the Company provided indemnities to purchasers with the maximum amount of potential liability under these contracts generally capped at a percentage of the purchase price. These liabilities refer principally to potential liabilities arising from possible breaches of representations and warranties provided in the contracts and, in certain instances, environmental or tax matters, generally for a limited period of time. Potential obligations with respect to these indemnities were approximately €5 million as of December 31, 2021 (nil as of December 31, 2020). The Company provided certain other indemnifications that do not limit potential payment and as such, it was not possible to estimate the maximum amount of potential future payments that could result from claims made under these indemnities.
Takata airbag inflators
Putative class action lawsuits were filed in March 2018 against FCA US LLC (“FCA US”), a wholly owned subsidiary of Stellantis, in the U.S. District Courts for the Southern District of Florida and the Eastern District of Michigan, asserting claims under federal and state laws alleging economic loss due to Takata airbag inflators installed in certain of our vehicles. We are vigorously defending against this action and at this stage of the proceedings, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Emissions Matters
On January 10, 2019, FCA US announced it had reached final settlements on civil environmental and consumer claims with the U.S. Environmental Protection Agency (“EPA”), the Civil Division of the U.S. Department of Justice (“DoJ”), the California Air Resources Board (“CARB”), the State of California, 49 other States and U.S. Customs and Border Protection, for which we accrued €748 million during the year ended December 31, 2018. Approximately €350 million of the amount accrued by FCA US, which was prior to the merger, was related to civil penalties to resolve differences over diesel emissions requirements. A portion of the amount accrued, prior to the merger, was attributable to settlement of a putative class action on behalf of consumers in connection with which FCA US agreed to pay an average of $2,800 per vehicle to eligible customers affected by the recall. That settlement received final court approval on May 3, 2019. On April 9, 2021, FCA US reached an agreement with substantially all of the approximately 3,200 consumers that exercised their right to opt out of the class action settlement to settle their claims for an amount that is not material to the Company. As of December 31, 2021, our best estimate of a probable loss is reflected in the amount previously accrued prior to the merger.
In the U.S., we remain subject to a diesel emissions-related investigation by the DoJ, Criminal Division. In September 2019, the DoJ filed criminal charges against an employee of FCA US for, among other things, fraud, conspiracy, false statements and violations of the Clean Air Act primarily in connection with efforts to obtain regulatory approval of the vehicles that were the subject of the civil settlements described above. In April 2021, two additional employees of a Stellantis subsidiary were indicted by the DoJ on similar charges. The three employees were placed on administrative leave following their indictments. We have continued discussions with the DoJ, Criminal Division to determine whether we can reach an appropriate resolution of their investigation as it relates to FCA US. Resolution of the investigation may involve the payment of penalties and other non-financial sanctions. While the outcome of these discussions is uncertain and we cannot predict whether or when any settlement may be reached with the DoJ, Criminal Division, or the ultimate outcome of its investigation, prior to the merger, we accrued approximately €200 million during the three months ended September 30, 2020 as our best estimate of probable loss with regard to matters under discussion. In light of subsequent progress in our discussions with the DoJ, Criminal Division, we have increased our accrual for this matter to approximately €266 million, which reflects our best estimate at this time. We also remain subject to a number of related private lawsuits (the “Non Opt-Out Litigation”).
We have also received inquiries from other regulatory authorities in a number of jurisdictions as they examine the on-road tailpipe emissions of several automakers’ vehicles and, when jurisdictionally appropriate, we continue to cooperate with these governmental agencies and authorities.
In Europe, we have continued to work with the Italian Ministry of Transport (“MIT”) and the Dutch Vehicle Regulator (“RDW”), the authorities that certified FCA diesel vehicles for sale in the European Union, and the UK Driver and Vehicle Standards Agency in connection with their review of several diesel models.
We also responded to inquiries from the German authority, the Kraftfahrt-Bundesamt (“KBA”), regarding emissions test results for FCA diesel vehicles, and discussed the KBA reported test results, our emission control calibrations and the features of the vehicles in question. After these initial discussions, the MIT, which has sole authority for regulatory compliance of the vehicles it has certified, asserted its exclusive jurisdiction over the matters raised by the KBA, tested the vehicles, determined that the vehicles complied with applicable European regulations and informed the KBA of its determination. Thereafter, mediations were held under European Commission (“EC”) rules, between the MIT and the German Ministry of Transport and Digital Infrastructure, which oversees the KBA, in an effort to resolve their differences. The mediation concluded and no action was taken with respect to FCA. In May 2017, the EC announced its intention to open an infringement procedure against Italy regarding Italy's alleged failure to respond to EC's concerns regarding certain FCA emission control calibrations. The MIT responded to the EC's allegations by confirming that the vehicles' approval process was properly performed. On December 2, 2021, the EC notified Italy of its position that Italy did not comply with its obligation to enforce EU emission type approval rules.
In December 2019, the MIT notified FCA of communications with the Dutch Ministry of Infrastructure and Water Management (“I&W”) regarding certain irregularities allegedly found by the RDW and the Dutch Center of Research TNO in the emission levels of certain Jeep Grand Cherokee Euro 5 models and a vehicle model of another OEM containing a Euro 6 diesel engine supplied by FCA. In January 2020, the Dutch Parliament published a letter from the I&W summarizing the conclusions of the RDW regarding those vehicles and engines and indicating an intention to order a recall and report their findings to the Public Prosecutor, the EC and other Member States. FCA engaged with the RDW to present our positions and cooperate to reach an appropriate resolution of this matter. FCA proposed certain updates to the relevant vehicles that have been tested and approved by the RDW and are now being implemented. Nevertheless, this matter is still pending.
In addition, as part of the judicial investigation of several automakers in France, commencing in 2016 and 2017, Automobiles Peugeot and Automobiles Citroën were placed under examination by the Judicial Court of Paris in June 2021 on allegations of consumer fraud in connection with the sale of Euro 5 diesel vehicles in France between 2009 and 2015. In July 2021, FCA Italy was placed under examination by the same court for possible consumer fraud in connection with the sale of Euro 6 diesel vehicles in France between 2014 and 2017. FCA Italy was also designated as a material witness in connection with allegations of obstruction of the actions of an economy ministry antifraud inspector in 2016 and 2017. As is typical in a French criminal inquiry, each of the companies were required to pay bail for the potential payment of damages and fines and to ensure representation in court, and to provide a guarantee for the potential compensation of losses. None of these amounts were, individually or in the aggregate, material to the Company.
In July 2020, unannounced inspections took place at several of FCA’s sites in Germany, Italy and the UK at the initiative of the Public Prosecutors of Frankfurt am Main and of Turin, as part of their investigations of potential violations of diesel emissions regulations and consumer protection laws. We have also responded to limited inquiries from the Public Prosecutor of Frankfurt relating to PSA vehicles and a PSA engine. We continue to cooperate with these investigations.
Several former FCA companies and our Dutch dealers have also been served with a purported class action filed in the Netherlands by a Dutch foundation seeking monetary damages and vehicle buybacks in connection with alleged emissions non-compliance of certain diesel vehicles. We are aware of similar claims in Portugal and the Netherlands regarding PSA vehicles, and the UK regarding vehicles of our brands (both FCA and PSA). We have also received notice of a purported securities class action in the Netherlands, alleging misrepresentations by FCA, now Stellantis. We are defending approximately 6,000 individual consumer claims alleging emissions non-compliance of certain former FCA vehicles in Germany. We are also defending a small number of similar claims in Austria.
In December 2018, the Korean Ministry of Environment (“MOE”) announced its determination that approximately 2,400 FCA vehicles imported into Korea during 2015, 2016 and 2017 were not emissions compliant and that the vehicles with a subsequent update of the emission control calibrations voluntarily performed by FCA, although compliant, would have required re-homologation of the vehicles concerned. In May 2019, the MOE revoked certification of the above-referenced vehicles and announced an administrative fine for an amount not material to the Company. Our appeal of the MOE’s decision was rejected and we are now pursuing jurisdictional appeals. In November 2021, the MOE issued notice of its intention to impose a recall order, revocation of certification and an administrative fine on the basis of the alleged non-compliance of approximately 2,400 other FCA vehicles. Our subsidiary in Seoul, Korea is also cooperating with local criminal authorities in connection with their review of these matters and is appealing a decision of the Korean Fair Trade Commission imposing an administrative fine for a purported breach of the Act on Fair Labeling and Advertisement in connection with the vehicles imported into Korea between 2015 and 2017.
The results of the unresolved governmental inquiries and private litigation related to the emissions matters disclosed above cannot be predicted at this time and these inquiries and litigation may lead to further enforcement actions, penalties or damage awards, any of which may have a material adverse effect on our business, financial condition and results of operations. It is also possible that these matters and their ultimate resolution may adversely affect our reputation with consumers, which may negatively impact demand for our vehicles and consequently could have a material adverse effect on our business, financial condition and results of operations. At this stage, we are unable to evaluate the likelihood that a loss will be incurred with regard to the unresolved inquiries and Non Opt-Out Litigation or estimate a range of possible loss.
National Training Center
On January 27, 2021, FCA US announced an agreement with the U.S. Attorney’s Office for the Eastern District of Michigan to resolve its investigation into past misconduct of certain former FCA US employees involving the UAW-Chrysler National Training Center (“NTC”). Pursuant to the agreement, which received court approval on July 19, 2021, FCA US agreed to plead guilty to a single count of conspiracy to violate the Labor Management Relations Act and the payment of a fine in an amount that is not material to the Company and which was accrued prior to the merger. FCA US also agreed to implement an independent compliance monitor for three years with respect to the dissolution of the NTC and internal controls as they relate to the trusts being implemented to replace the NTC.
Several putative class action lawsuits have been filed against FCA US in U.S. federal court alleging harm to UAW workers as a result of these acts. Those actions have been dismissed both at the trial court stage and on appeal. Three plaintiffs in these lawsuits also filed charges alleging unfair labor practices with the U.S. National Labor Relations Board (the “Board”). The Board issued a complaint regarding these allegations and sought a cease and desist order as well as the posting of a notification with respect to the alleged practices, but subsequently dismissed the charges.
On July 20, 2020, a group of employees in FCA’s Toledo, Ohio Jeep plant filed a lawsuit in U.S. District Court for the Northern District of Ohio against FCA US, the UAW and certain individuals claiming violations of the Racketeer Influenced and Corrupt Organizations (RICO) Act and civil conspiracy. On October 20, 2020, FCA US filed a motion to dismiss. Plaintiffs filed their second amended complaint on June 25, 2021. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
On October 16, 2020 and February 28, 2021, lawsuits were filed in U.S. District Court for the Eastern District of Michigan, by groups of current and former employees making similar claims. We have filed motions to dismiss in both cases and those motions remain pending. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss with regard to these lawsuits
General Motors Litigation
On November 20, 2019, General Motors LLC and General Motors Company (collectively, “GM”) filed a lawsuit in the U.S. District Court for the Eastern District of Michigan against FCA US, FCA N.V., now Stellantis N.V., and certain individuals, claiming violations of the RICO Act, unfair competition and civil conspiracy in connection with allegations that FCA US made payments to UAW officials that corrupted the bargaining process with the UAW and as a result FCA US enjoyed unfair labor costs and operational advantages that caused harm to GM. GM also claimed that FCA US had made concessions to the UAW in collective bargaining that the UAW was then able to extract from GM through pattern bargaining which increased costs to GM and that this was done by FCA US in an effort to force a merger between GM and FCA N.V.. The court dismissed GM’s lawsuit with prejudice. GM appealed the dismissal to the U.S. Court of Appeals for the Sixth Circuit and oral argument on that appeal was held on March 4, 2021 but no decision has been rendered.
Following dismissal of its Federal court case, GM filed an action against FCA US and FCA N.V., now Stellantis N.V., in Michigan state court, making substantially the same claims as it made in the federal litigation. FCA US and FCA N.V. filed a motion for summary disposition in the state court case and GM filed a motion to compel discovery. On October 15, 2021, the court granted Stellantis N.V. and FCA US’s motion for summary disposition. GM filed a motion for reconsideration and on December 6, 2021, the court granted GM’s motion. GM filed a second amended complaint on December 23, 2021. On February 4, 2022, the court denied our motion for a protective order and ordered that some discovery would be allowed before the court rules on the pending motion for summary disposition. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Tigershark Engine – EPA/CARB Matter
In connection with internal testing, FCA US determined that approximately 935,000 vehicles equipped with the 2.4L Tigershark engine may have excess tailpipe emissions. FCA US discussed this issue and reviewed the proposed solution with the EPA and CARB. We intend to initiate a recall campaign to implement this solution, and as a result, prior to the merger, FCA US increased its warranty campaign provision by approximately €200 million.
Tigershark Engine – Litigation
In addition, putative class action lawsuits have been filed against FCA US and consolidated into a single action in U.S. District court in Michigan asserting claims under federal and state laws claiming manufacturing and design defects in certain vehicles equipped with the 2.4L Tigershark engine, which has been installed in approximately 1.6 million vehicles sold in the U.S. The claims allege excessive oil consumption and related excess emissions. In November 2021, we entered into an agreement in principle to settle the litigation, contingent on court approval, for an amount that is not material to the Company.
Other matters
Corporate Average Fuel Economy (“CAFE”) standards
On August 31, 2020, the U.S. Court of Appeals for the Second Circuit vacated a final rule published by the National Highway Traffic Safety Administration (“NHTSA”) in July 2019 that had reversed NHTSA’s 2016 increase to the base rate of the CAFE penalty from $5.50 to $14.00. The base rate applies to each tenth of a mile per gallon that a manufacturer’s fleet-wide average fuel efficiency is below the CAFE standard, and is multiplied by the number of vehicles in the manufacturer’s fleet to arrive at an aggregate penalty. On January 14, 2021, NHTSA published an interim final rule with immediate effect, the result of which was to apply the increased fine rate that resulted from the Second Circuit’s ruling to future model years. In particular, NHTSA’s interim rule imposes a CAFE penalty base rate of $5.50 through 2021 Model Year and increases the CAFE penalty base rate to $14.00 prospectively from the 2022 Model Year. FCA accrued estimated amounts for any probable CAFE penalty based on the $5.50 rate for Model Years 2021 and earlier. In addition, as a result of the acquisition, and in accordance with IFRS 3, we recognized an incremental contingent liability of €163 million for the potentially higher fine rate on vehicle shipments prior to the merger date. Post-merger, we have accrued estimated amounts for any probable CAFE penalty based on the $5.50 rate for Model Year 2021. Several non-governmental organizations and state attorneys general have initiated litigation to overturn NHTSA’s interim final rule. In August 2021, NHTSA published a supplemental notice of proposed rulemaking, announcing that it was considering withdrawing its January 14, 2021 interim final rule. If the litigation is successful in overturning the interim final rule or if NHTSA withdraws its January 14, 2021 interim final rule, we may need to accrue additional amounts due to increased CAFE penalties and additional amounts we may owe under certain agreements for the purchase of regulatory emissions credits. Although the specific timing of any outflow is uncertain, the amounts that we may accrue could be up to €455 million for vehicle shipments for the period prior to the merger and up to €227 million for vehicle shipments after the merger, depending on, among other things, our ability to implement future product actions or other actions to modify the utilization of credits.
U.S. Import Duties
Historically, FCA paid a 2.5 percent duty on Ram ProMaster City vehicles imported into the U.S. as passenger vehicles rather than the 25 percent duty applicable to vehicles that are imported into the U.S. as cargo vans. The vast majority of these vehicles are converted into cargo vans after importation. Federal litigation against a competitor in a similar case resulted in the application of the 25 percent duty rate to the competitor’s vehicles. We believe there are facts that distinguish our case from that of the competitor. However, U.S Customs and Border Protection may seek to recover increased duties for our prior imports, plus interest, and may assert a claim for penalties. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.